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                 TALBERT MEDICAL MANAGEMENT HOLDINGS CORPORATION
                            1996 STOCK INCENTIVE PLAN

                  EMPLOYEE NONQUALIFIED STOCK OPTION AGREEMENT


          THIS AGREEMENT is dated as of the 21st day of November 1996, between TALBERT MEDICAL MANAGEMENT HOLDINGS CORPORATION, a Delaware corporation (the "Corporation"), and ________________________________________
(the "Employee").

                               W I T N E S S E T H


          WHEREAS, the Corporation maintains the Talbert Medical Management Holdings Corporation 1996 Stock Incentive Plan (the "Plan"); and

          WHEREAS, pursuant to the Plan, the Corporation has granted to the Employee effective as of the 17th day of September, 1996 (the "Award Date") an option to purchase all or any part of ____________ authorized but unissued or treasury shares of Common Stock, par value $.01 per share, of the Corporation upon the terms and conditions set forth herein and in the Plan;

          NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

          1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

          2. GRANT OF OPTION. This Agreement evidences the Corporation's grant to the Employee of the right and option to purchase, on the terms and conditions set forth herein and in the Plan, all or any part of an aggregate of _______ shares of the Common Stock at the price of $29.17 per share (the "Option"), exercisable from time to time, subject to the provisions of this Agreement and the Plan, prior to the close of business on the day before the tenth anniversary of the Award Date (the "Expiration Date"). Such price equals the Fair Market Value of a share of the Corporation's Common Stock as of the Award Date. It is the intent of the Corporation that this Option constitute a nonqualified stock option and such option shall not be deemed an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code").


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          3.   CONTINUANCE OF EMPLOYMENT.  As a condition of this Option, the
Employee hereby agrees to remain in the employ of the Corporation or one of its Subsidiaries for a period of one year after the Award Date. Nothing contained herein or in the Plan shall confer upon the Employee any right with respect to the continuation of employment by the Corporation or any Subsidiary or interfere in any way with the right of the Corporation or of any Subsidiary at any time to terminate such employment or to increase or decrease the compensation of the Employee from the rate in existence at any time.

          4. EXERCISABILITY OF OPTION. Except as earlier permitted by or pursuant to the Plan or by resolution of the Committee adopted AFTER the date hereof, no shares may be purchased by exercise of the Option until the expiration of twelve months after the Award Date. [ALTERNATIVE 1: The Option will become exercisable (i) at the rate of 20% on the later of the first anniversary of the Award Date or the date of commencement of trading of the Common Stock on a national securities exchange (the "Initial Award Date") and
(ii) at the rate of 20% per annum commencing on the first anniversary of the Initial Award Date and each of the next three anniversaries thereof. Should the Employee die or suffer a Total Disability while employed by the Corporation or any Subsidiary, the Option will become fully exercisable on the later of (i) such date of death or Total Disability, or (ii) the date of commencement of trading of the Common Stock on a national securities exchange.]
[ALTERNATIVE 2: After such date, the Option may be exercised in whole or in part, from time to time, until its expiration or earlier termination.]

          To the extent the Employee does not in any year purchase all or any part of the shares to which the Employee is entitled, the Employee has the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the Option terminates or expires. Fractional share interests shall be disregarded, but may be cumulated. No fewer than 100 shares may be purchased at any one time, unless the number purchased is the total number at the time available for purchase under the Option.

          5. METHOD OF EXERCISE OF OPTION. The Option shall be exercisable by the delivery to the Corporation of a written notice stating the number of shares to be purchased pursuant to the Option and accompanied by payment made in accordance with and in a form permitted in Section 2.2 of the Plan for the full purchase price of the shares to be purchased, subject to such further limitations and rules or procedures as the Committee may from time to time establish as toy any non-cash payment and as to the tax withholding requirements of Section 6.5 of the Plan. Shares delivered in payment of the exercise price must have been owned by Employee for at least six months prior to the exercise. In


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addition, the Employee (or the Employee's Beneficiary or Personal
Representative) shall furnish any written statements required pursuant to
Section 6.4 of the Plan.

          6. EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH; CHANGE IN SUBSIDIARY STATUS. The Option and all other rights hereunder, to the extent not exercised, shall terminate and become null and void at such time as the Employee ceases to be employed by either the Corporation or any Subsidiary, except that

               (a) if the Employee terminates (i) by reason deemed by the Committee, in its discretion, to be for the convenience of the Corporation, or (ii) under a retirement plan of the Company or any Subsidiary after attainment of normal retirement age as provided for in such retirement plan, or retirement at an earlier age with the consent of the Committee, in its discretion, the Employee may at any time within a period of 90 days after such termination exercise the Option to the extent the Option was exercisable at the date of such termination;

               (b) if the Employee terminates by reason of death or Total Disability, or if the Employee dies or suffers a Total Disability within 90 days after a termination described in subsection (a), then the Option may be exercised within a period of two years after such date of death or Total Disability (or, if earlier, the Employee's termination from employment), to the extent that the Option was exercisable on such date (or, if such death or Total Disability occurred while the Employee was employed by the Corporation or any Subsidiary, to the extent the Option will become exercisable pursuant to Section 4 hereof);

provided, however, that in no event may the Option be exercised by anyone under this Section or otherwise after the Expiration Date. If Employee is employed by an entity which ceases to be a Subsidiary, such event shall be deemed for purposes of this Section 6 to be a termination of employment described in subsection (a) in respect of Employee. Absence from work caused by military service or authorized sick leave shall not be considered as a termination of employment for purposes of this Section.

          7.   TERMINATION OF OPTION UNDER CERTAIN EVENTS.  As permitted by
Section 6.2 of the Plan, the Committee retains the right to terminate the Option to the extent not previously exercised upon an event or transaction which the Corporation does not survive.

          8. NON-TRANSFERABILITY OF OPTION. The Option and any other rights of the Employee under this Agreement or


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the Plan are nontransferable as provided in Section 1.8 of the Plan.

          9. NOTICES. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office located at 3540 Howard Way, Costa Mesas, California 92626, to the attention of the Corporate Secretary and to the Employee at the address given beneath the Employee's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

          10. PLAN. The Option and all rights of Employee thereunder are subject to, and the Employee agrees to be bound by, all of the terms and conditions of Articles 1, 2, 6, and 8 of the Plan, incorporated herein by this reference, to the extent such provisions are applicable to options granted to Eligible Persons. The Employee acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Employee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan after the date hereof.

          11. GRANT CONDITIONAL UPON LISTING OF SHARES. Notwithstanding anything else contained herein to the contrary, this Option is expressly conditioned upon the commencement of trading of the shares of the Corporation's Common Stock on a national securities exchange. In the event that the Corporation's Common Stock does not commence trading on a national securities exchange within 12 months from the Option Date, this Option shall be null and void.


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          IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Employee has hereunto set his or her hand.

                              TALBERT MEDICAL MANAGEMENT
                              HOLDINGS CORPORATION
                              (a Delaware corporation)


                              By: _________________________

                              Title: ______________________


                              EMPLOYEE


                              ___________________________
                              (Signature)


                              ___________________________
                              (Print Name)


                              ___________________________
                              (Address)


                              ___________________________
                              (City, State, Zip Code)




                      CONSENT OF SPOUSE


       In consideration of the execution of the foregoing Nonqualified Stock Option Agreement by Talbert Medical Management Holdings Corporation, I, _______________________, the spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Employee Nonqualified Stock Option Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.



DATED: ____________, 199__.   _____________________________
                                   Signature of Spouse


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